                                  EUREKA FUNDS
                         SUPPLEMENT DATED JULY 10, 2001

               TO THE CLASS A SHARES AND CLASS B SHARES PROSPECTUS
                             DATED FEBRUARY 1, 2001

                         TO THE TRUST SHARES PROSPECTUS
                             DATED FEBRUARY 1, 2001


REORGANIZATION OF THE EUREKA FUNDS' INVESTMENT ADVISER

Sanwa Bank California has reorganized its investment advisory division to form Eureka Investment Advisors, Inc. (Eureka Investment Advisors), a separate, wholly owned subsidiary of Sanwa Bank California. On May 1, 2001, Eureka Investment Advisors succeeded Sanwa Bank California as the investment adviser to the Eureka Funds. The management and investment advisory personnel of Sanwa Bank California that provided investment management services to Eureka Funds continue to do so as the personnel of Eureka Investment Advisors.

On July 2, 2001, Sanwa Bank California and Tokai Bank of California fully combined their operations and merged under a new name - United California Bank.

UNDER THE SECTION ENTITLED "INVESTMENT MANAGEMENT - INVESTMENT ADVISER," THE FIRST AND SECOND PARAGRAPHS ARE REPLACED IN THEIR ENTIRETY WITH THE FOLLOWING:

Eureka Investment Advisors, Inc. (Eureka Investment Advisors or the Adviser), 601 S. Figueroa Street, Los Angeles, California 90017, serves as the investment adviser to each Fund, subject to the general supervision of the Board of Trustees of the Funds and, is responsible for the day-to-day management of their investment portfolios. As of July 2, 2001, Eureka Investment Advisors had approximately $1 billion in assets under management. Eureka Investment Advisors is a separate, wholly owned subsidiary of United California Bank. United California Bank is a wholly-owned subsidiary of UFJ Holdings, Inc. United California Bank provides a full range of individual and business banking services through a network of more than 122 branches and offices statewide. As of July 2, 2001 United California Bank had approximately $11 billion in assets under management.

On July 2, 2001, Sanwa Bank California and Tokai Bank of California fully combined their operations and merged under a new name - United California Bank. The Tokai Bank of California has assets of $1.9 billion. The agreement stems from the consolidation in Japan of The Sanwa Bank, Limited and The Tokai Bank, Limited, which together with The Toyo Trust and Banking Company combined under a newly established bank holding company called UFJ Holdings, Inc.

All of the Eureka Funds, including the Eureka U.S. Treasury Fund and the Eureka Prime Market Fund, are managed by a team of investment professionals at Eureka Investment Advisors who make the investment decisions and continuously review and administer the investment programs of each Fund.

UPCOMING CHANGES TO THE EUREKA GLOBAL ASSET ALLOCATION FUND

At a Special Meeting of shareholders held on June 21, 2001, the shareholders of the Eureka Global Asset Allocation Fund approved an amendment to Fund's investment objective. Under the newly approved investment objective, the Fund will seek long-term capital. This change will transform the Fund from a portfolio of global investments in stocks and bonds with a focus on investing on a country-by-country basis into a global stocks-only portfolio invested more with a focus on global industrial sectors. Under normal circumstances, the Fund will no longer invest a significant portion of its assets in bonds, but will maintain a high degree of diversification across the stocks of U.S., foreign, and multinational companies. Accordingly, the Eureka Global Asset Allocation Fund will be renamed the Eureka Global Fund.

These changes will become effective in September - October 2001.


         SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.